UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21765

Macquarie Global Infrastructure Total Return Fund Inc.

(Exact name of registrant as specified in charter)

125 West 55th Street, New York, NY 10019

(Address of principal executive offices) (Zip code)

Macquarie Global Infrastructure Total Return Fund Inc.

                         125 West 55th Street, New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1 (866) 567-4771

Date of fiscal year end: November 30

Date of reporting period: May 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

(b) Not applicable.

MACQUARIE

GLOBAL INFRASTRUCTURE
TOTAL RETURN FUND INC.

MACQUARIE

2022| SEMIANNUAL REPORT

Unless otherwise noted, views expressed herein are current as of May 31, 2022, and subject to change for events occurring after such date.
Other than Macquarie Bank Limited ABN 46 008 583 542 ("Macquarie Bank"), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Section 19(b) disclosure
Macquarie Global Infrastructure Total Return Fund Inc.	May 31, 2022 (Unaudited)
Macquarie Global Infrastructure Total Return Fund Inc. (MGU or Fund), acting pursuant to a Securities and Exchange Commission (SEC) exemptive order and with the approval of the Fund’s Board of Directors (Board), has adopted a plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (Plan). In accordance with the Plan, the Fund paid a monthly dividend of $0.10 per share from December 2021 through April 2022. In May 2022, the Fund paid a monthly dividend of $0.13 per share.
The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (Code). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total investment return on net asset value is presented in its financial highlights table.
The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.
A cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period, if applicable, is included in Additional Information. Section 19(a) notices for the Fund, as applicable, are available on the Fund’s website at macquarieim.com/mgu.

Caution regarding forward-looking statements and past performance
This Semiannual Report contains certain
forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of Delaware Management Company (DMC or Manager), a series of Macquarie Investment Management Business Trust and its respective representatives, taking into account the information available to them as of the financial reporting period. Forward-looking statements include all statements that do not relate solely to current or historical facts. For example, forward-looking statements may include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Fund’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Past performance is not a reliable indication of future performance. When evaluating the information included in this Semiannual Report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of DMC and its respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Capitalized terms used but not defined herein have the meaning assigned to them in the
Fund’s Prospectus.

Semiannual commentary
Macquarie Global Infrastructure Total Return Fund Inc.	May 31, 2022 (Unaudited)
The Fund’s investment objective is to provide to its common stockholders a high level of total return consisting of dividends and other income and capital appreciation.
Investment strategy
The Manager seeks to identify and select investments in infrastructure companies that, over the long term, are anticipated to produce returns commensurate with the underlying risks of the investment. The Manager believes that analysis of the underlying assets of an infrastructure company is key to determining the long-term quality of the potential revenue and income streams. The Manager adopts a systematic, fundamentals-based approach to identifying long-term potential value in infrastructure companies and continues its strategy of utilizing detailed bottom-up (stock by stock) fundamental analysis to select undervalued businesses with predictable cashflows, that are generally derived from monopolistic or near monopolistic essential service assets. The Fund is diversified in terms of asset classes and geographic region, its businesses are robust through the cycle, and its selection process includes ensuring they are appropriately capitalized.
Market Review
The six-month period began with concerns about Omicron, the COVID-19 variant that surfaced in November 2021, which, although it would prove to be more infectious than the Delta strain, it also proved to be far less virulent. Investors took consolation from that fact.
The first quarter of 2022 saw major changes in the macroeconomic environment, driven by geopolitical factors. Equity markets reacted negatively as inflation increased, conflict broke out in Eastern Europe, and commodity prices spiked. Oil and natural gas prices rose significantly during the quarter, fuelling expectations for higher inflation, which is a positive macroeconomic variable for infrastructure assets. Bond yields rose significantly during the quarter, with 10-year US Treasury yields starting the six-month period at 1.51% and finishing at 2.34%, driven by a rapid escalation in expectations regarding the US Federal Reserve’s approach to increasing interest rates.
The infrastructure sector significantly outperformed broader equity markets during the first quarter. The S&P Global Infrastructure Index (net) rose 7.3%, as rising inflation, lower growth expectations, and a flight toward more stable and predictable investments combined. Broader equity markets staged a recovery later in the quarter, but ended the period down 5.2%, as measured by the MSCI World
Index (net).
Even though the markets waited for a catalyst to occur near the end of the reporting period in May, none emerged. Central banks continued to grapple with inflation, and became even more conscious of rising growth risks, which remained higher in Europe than the US. Labor markets remained tight. Real wage growth was negative, and the squeeze on consumers remained.
Within the Fund
Key contributors to performance
•	The Fund’s key stock contributors to absolute performance during the six-month measurement period included:
o Sempra Energy, a US electricity and gas distribution company;
o TC Energy Corp., a Canadian energy infrastructure company; and
o Enbridge Inc., also a Canadian energy infrastructure company.

Semiannual commentary
Macquarie Global Infrastructure Total Return Fund Inc.
•	The Fund’s key stock detractors from absolute performance during the six-month measurement period included:
o East Japan Railway Co., a Japanese rail company;
o NextEra Energy Inc., a US electric utility company; and
o West JapanRailway Co., a Japanese rail company.
Outlook
Investors have had to endure a difficult period so far in 2022, and those who had hoped the arrival of spring in the Northern hemisphere would herald a sea change have been disappointed. While the markets ended the six-month period broadly flat, there has been significant volatility during the period. The key macroeconomic risks of the war in Ukraine, tightening monetary policy, and
COVID-19 restrictions in China remain, and markets lacked a clear catalyst for a change in sentiment.
Going forward, we believe there will be a continuation of a few notable themes. We anticipate that global mobility should continue to improve, as the world continues to recover from the sharp declines seen during the pandemic. Although impediments may arise with new COVID-19 strains or other issues, we are encouraged by the vaccine penetration around the world and a sense among many markets that we are getting closer to transitioning from a pandemic to an endemic.
The conflict in Ukraine only further reinforces the trend of renewable electricity development as Europe seeks to bring about energy independence from Russia. We think that this, combined with general trends supportive of reducing climate emissions, should continue to encourage multiple companies’ buildouts of renewable generation as well as support the transmission networks that move such power.
The actions taken by central banks and the movements in long-term interest rates around the world will be an important driver of relative global valuations, in our view. We monitor these closely, as well as developments in inflation, which we think should remain elevated for the next six months. We will retain our preference for companies with explicit linkage to rising inflation. As always, we continue to look for companies that have relatively high and stable cash flows that we can purchase at what we consider to be an attractive valuation. We continue to maintain our preference towards names that will directly – through regulation or contractual terms – benefit from a rise in inflation, such as UK water and electric utilities.
We continue to notice that many investors in listed infrastructure markets overemphasize near-term observations of activity, whereas our process seeks to value assets over at least 10 years. We believe a thoughtful, active management approach is needed given today’s increased political, economic, and market uncertainty. In our view, vigilant and continuous assessment of the current market environment may offer opportunities for us to take advantage of market dislocations and potentially achieve what we view as attractive risk-adjusted returns for investors with a keen focus on sustainable, steady growth in capital and income over time.
The above commentary and outlook reflect the views of the portfolio manager through May 31, 2022 and may include forward-looking statements. The statements may include projections, estimates, and descriptions of future events. These statements are subject to a variety of risks and uncertainties, which may cause actual results to differ materially from this commentary and outlook. The portfolio manager’s views are subject to change as market and other conditions warrant and should not be construed as a recommendation for any securities discussed herein.

Security type / country and sector allocations
Macquarie Global Infrastructure Total Return Fund Inc.	As of May 31, 2022 (Unaudited)
Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.
Security type / country	Percentage of net assets
Common Stocks by Country	139.21%
Australia	9.89%
Brazil	0.92%
Canada	18.74%
China/Hong Kong	2.60%
Denmark	1.96%
France	4.43%
Germany	1.18%
Italy	17.49%
Japan	6.15%
Mexico	3.41%
Netherlands	1.65%
New Zealand	1.30%
Spain	12.61%
United Kingdom	13.08%
United States	43.80%
Master Limited Partnerships	1.04%
Total Value of Securities	140.25%
Leverage	(42.35%)
Receivables and Other Assets Net of Liabilities	2.10%
Total Net Assets	100.00%
Common stock and master limited partnerships by sector	Percentage of net assets
Airports	15.04%
Communications Infrastructure	1.17%
Electric Utility	47.53%
Electricity and Gas Distribution	7.61%
Electricity Generation	1.96%
Electricity Transmission	3.67%
Energy Infrastructure	29.45%
Rail & Other Transportation	6.15%
Seaports	1.65%
Toll Roads	21.02%
Water	5.00%
Total	140.25%

Schedule of investments
Macquarie Global Infrastructure Total Return Fund Inc.	May 31, 2022 (Unaudited)
	Number of shares	Value (US $)
Common Stocks – 139.21%Δ
Australia − 9.89%
Atlas Arteria <<	2,305,053	$ 11,893,851
Transurban Group <<	2,420,545	24,962,186
		36,856,037
Brazil − 0.92%
CCR	1,228,433	3,414,504
		3,414,504
Canada − 18.74%
Enbridge <<	631,191	29,157,995
Gibson Energy <<	438,821	9,294,394
Hydro One 144A #, <<	193,602	5,400,070
TC Energy <<	448,853	25,979,783
		69,832,242
China/Hong Kong − 2.60%
CLP Holdings <<	972,000	9,692,502
		9,692,502
Denmark − 1.96%
Orsted 144A #, <<	64,690	7,320,490
		7,320,490
France − 4.43%
Vinci <<	171,579	16,518,934
		16,518,934
Germany − 1.18%
Vantage Towers <<	140,085	4,376,298
		4,376,298
Italy − 17.49%
Atlantia <<	715,250	17,330,524
Enav 144A #, <<, †	3,947,202	18,246,756
Enel <<	1,628,457	10,566,302
Snam <<	925,061	5,372,667
Terna - Rete Elettrica Nazionale <<	1,615,469	13,683,522
		65,199,771
Japan − 6.15%
East Japan Railway <<	247,900	12,736,324
West Japan Railway <<	275,800	10,187,043
		22,923,367

Schedule of investments
Macquarie Global Infrastructure Total Return Fund Inc.
	Number of shares	Value (US $)
Common StocksΔ (continued)
Mexico − 3.41%
ALEATICA <<, †	8,657,616	$ 7,795,175
Grupo Aeroportuario del Centro Norte <<, †	683,123	4,922,665
		12,717,840
Netherlands − 1.65%
Koninklijke Vopak <<	214,715	6,154,545
		6,154,545
New Zealand − 1.30%
Auckland International Airport <<, †	994,242	4,845,904
		4,845,904
Spain − 12.61%
Aena SME #, <<, †	183,641	28,024,559
Iberdrola <<	1,242,518	14,719,644
Sacyr <<	1,493,429	4,239,048
		46,983,251
United Kingdom − 13.08%
National Grid <<	1,353,389	19,970,298
Severn Trent <<	350,819	12,886,254
SSE <<	693,114	15,476,523
United Utilities Group <<	31,253	416,660
		48,749,735
United States − 43.80%
Ameren <<	84,702	8,062,783
American Electric Power <<	209,731	21,398,854
Archaea Energy <<, †	578,468	11,534,652
Cheniere Energy <<	71,975	9,844,021
CMS Energy <<	91,471	6,498,100
Essential Utilities <<	115,647	5,349,830
Eversource Energy <<	130,569	12,054,130
Kinder Morgan <<	743,763	14,644,693
NextEra Energy <<	350,405	26,522,154
NiSource <<	132,708	4,173,667
PPL <<	529,272	15,973,429
Sempra Energy <<	100,017	16,388,786
Xcel Energy <<	143,101	10,781,229
		163,226,328
Total Common Stocks (cost $475,389,995)		518,811,748

	Number of shares	Value (US $)

Master Limited Partnerships – 1.04%
Magellan Midstream Partners <<	75,126	$ 3,884,014
Total Master Limited Partnerships (cost $3,664,282)		3,884,014
Total Value of Securities−140.25% (cost $479,054,277)		$522,695,762
Δ	Securities have been classified by country of risk. Aggregate classification by business sector has been presented on page 6 in “Security type / country and sector allocations.”
<<	Fully or partially pledged as collateral for borrowing transactions.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At May 31, 2022, the aggregate value of Rule 144A securities was $58,991,875, which represents 15.83% of the Fund's net assets. See Note 9 in “Notes to financial statements."
†	Non-income producing security.
See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities
Macquarie Global Infrastructure Total Return Fund Inc.	May 31, 2022 (Unaudited)
Assets:
Investments, at value*	$ 522,695,762
Cash	8,119,919
Foreign currencies, at valueΔ	116,558
Dividends receivable	919,076
Foreign tax reclaims receivable	595,432
Other assets	125,614
Total Assets	532,572,361
Liabilities:
Loans payable	157,842,000
Investment advisory expense payable to affiliates	1,244,533
Other payables and accrued expenses	271,037
Payable for fund shares redeemed	197,251
Interest on loans payable	162,228
Administration expense payable	120,979
Directors’ expense payable	34,439
Total Liabilities	159,872,467
Total Net Assets	$ 372,699,894

Net Assets Consist of:
Paid-in capital	$ 310,186,009
Total distributable earnings (loss)	62,513,885
Total Net Assets	$ 372,699,894

Net Asset Value
Common Shares:
Net assets	$ 372,699,894
Shares of common stock outstanding at $0.001 par value, 100,000,000 shares authorized	12,303,293
Net asset value per share	$ 30.29
*Investments, at cost	$ 479,054,277
ΔForeign currencies, at cost	116,505
See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Macquarie Global Infrastructure Total Return Fund Inc. Six months ended May 31, 2022 (Unaudited)
Investment Income:
Dividends	$ 8,432,544
Foreign tax withheld	(653,623)
7,778,921

Expenses:
Investment advisory	2,404,026
Interest expense	815,245
Legal fees	118,535
Directors	111,183
Administration	107,931
Insurance	83,536
Transfer agent	45,583
Audit and tax services	43,705
Custody	42,682
Printing	27,015
Other expenses	123,444
Total operating expenses	3,922,885
Net Investment Income	3,856,036
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	22,586,533
Foreign currencies	(33,385)
Foreign currency exchange contracts	(115,213)
Net realized gain	22,437,935

Net change in unrealized appreciation (depreciation) of:
Investments	35,519,217
Foreign currencies	2,399,485
Net change in unrealized appreciation (depreciation)	37,918,702
Net Realized and Unrealized Gain	60,356,637
Net Increase in Net Assets Resulting from Operations	$ 64,212,673
See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Macquarie Global Infrastructure Total Return Fund Inc.
	Six months ended 5/31/22 (Unaudited)	Year ended 11/30/21

Increase in Net Assets Resulting from Operations:
Net investment income	$ 3,856,036	$ 5,434,467
Net realized gain	22,437,935	8,401,862
Net change in unrealized appreciation (depreciation)	37,918,702	20,156,266
Net increase in net assets resulting from operations	64,212,673	33,992,595

Distributions to Shareholders from:
Distributable earnings	(9,790,535)	(12,429,082)
Total distributions to shareholders	(9,790,535)	(12,429,082)

Capital Share Transactions:
Cost of shares redeemed [1]	(1,736,818)	(2,175,413)
Decrease in net assets derived from capital share transactions	(1,736,818)	(2,175,413)
Net Increase in Net Assets	52,685,320	19,388,100

Net Assets:
Beginning of period	320,014,574	300,626,474
End of period	$ 372,699,894	$ 320,014,574
[1]	See Note 4 in “Notes to financial statements.”
See accompanying notes, which are an integral part of the financial statements.

Statement of cash flows
Macquarie Global Infrastructure Total Return Fund Inc. Six months ended May 31, 2022 (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$ 64,212,673
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used for) operating activities:
Purchase of investment securities	(127,597,972)
Proceeds from disposition of investment securities	121,286,662
Net realized (gain) loss on investments	(22,586,533)
Net change in unrealized (appreciation) depreciation of investments	(35,519,217)
Net change in unrealized (appreciation) depreciation of foreign currencies	(2,399,485)
Noncash adjustments for dividend income return of capital	155,886
(Increase) decrease in dividends receivable	(93,512)
(Increase) decrease in foreign tax reclaims receivable	(12,804)
(Increase) decrease in prepaid arrangement fees on loan outstanding	119,466
(Increase) decrease in other assets	(14,080)
Increase (decrease) in payable for securities purchased	(12,624,510)
Increase (decrease) in interest on loans payable	38,548
Increase (decrease) in investment advisory expense payable to affiliates	80,852
Increase (decrease) in administration expense payable	15,874
Increase (decrease) in Directors’ expense payable	(10,856)
Increase (decrease) in other payables and accrued expenses	1,865
Total adjustments	(79,159,816)
Net cash provided by (used for) operating activities	(14,947,143)

CASH FLOW FROM FINANCING ACTIVITIES:
Cash received from borrowings	15,000,000
Cost of shares redeemed	(1,539,567)
Cash distributions paid	(9,790,535)
Net cash used for financing activities	3,669,898

Effect of exchange rates on cash	(22,515)
Net increase (decrease) in cash	(11,299,760)
Cash at beginning of period	19,536,237
Cash at end of period	$ 8,236,477
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest expense from borrowings	$ 776,698

The following table provides a reconciliation of cash and foreign currencies reported within the statement of financial position that sum to the total of the same amounts shown above at May 31, 2022:
Cash	$ 8,119,919
Foreign currencies, at value	116,558
Total cash and foreign currencies at end of year	$ 8,236,477

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Macquarie Global Infrastructure Total Return Fund Inc.
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period
Income (loss) from investment operations
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations
Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions
Net asset value, end of period
Market value, end of period
Total return based on:[3]
Net asset value
Market value
Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to interest expenses reimbursed
Ratio of expenses to average net assets excluding interest expenses
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to interest expenses reimbursed
Portfolio turnover
Leverage analysis:
Debt outstanding at end of period (000 omitted)
Asset coverage ratio to total assets[5]
[1]	Ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	Calculated using average shares outstanding.
[3]	Total return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total returns exclude brokerage commissions on buying and selling of Fund shares, but do include commissions on buying and selling the underlying portfolio securities. Past performance is not a guarantee of future results.
[4]	For the six months ended May 31, 2022, and the years ended November 2021, 2020, 2019, 2018 and 2017, the annualized ratios to Total Assets were 1.48%, 1.70%, 1.58%, 1.69%, 1.92%, and 1.58%, respectively. The Prospectus for the Fund defines Total Assets as Total Net Assets plus leverage.
[5]	Asset coverage ratios are calculated based on Total Assets as defined in the Fund’s Prospectus. (See Note 6)
See accompanying notes, which are an integral part of the financial statements.

Six months ended 5/31/22[1] (Unaudited)	Year ended
	11/30/21	11/30/20	11/30/19	11/30/18	11/30/17
$ 25.86	$ 24.11	$ 26.92	$ 23.92	$ 28.44	$ 23.08

0.31	0.44	0.39	1.29	1.21	1.19
4.92	2.31	(1.91)	3.39	(4.20)	5.65
5.23	2.75	(1.52)	4.68	(2.99)	6.84

(0.80)	(1.00)	(0.99)	(1.68)	(1.53)	(1.27)
—	—	—	—	—	(0.21)
—	—	(0.30)	—	—	—
(0.80)	(1.00)	(1.29)	(1.68)	(1.53)	(1.48)
$ 30.29	$ 25.86	$ 24.11	$ 26.92	$ 23.92	$ 28.44
$ 25.50	$ 22.76	$ 20.63	$ 24.35	$ 20.67	$ 25.16

20.91%	12.07%	(4.14%)	21.40%	(10.10%)	31.26%
15.70%	15.28%	(9.31%)	27.07%	(12.18%)	38.01%

$372,700	$320,015	$300,626	$335,674	$ 298,271	$354,551
2.11%	2.25%	2.37%	2.50%	2.61%	2.44%
2.11%	2.25%	2.37%	2.50%	2.61%	2.50%
1.67%	1.81%	1.82%	1.75%	1.76%	1.72%
2.08%	1.64%	1.71%	4.99%	4.67%	4.48%
2.08%	1.64%	1.71%	4.99%	4.67%	4.42%
24%	43%	62%	99%	99%	71%

$159,579	$145,264	$132,614	$142,072	$ 138,284	$155,610
334%	320%	327%	336%	316%	328%

Notes to financial statements
Macquarie Global Infrastructure Total Return Fund Inc.	May 31, 2022 (Unaudited)
Macquarie Global Infrastructure Total Return Fund Inc. (Fund) is a diversified, closed-end investment management company registered under the Investment Company Act of 1940 (1940 Act), as amended, and organized under the laws of the State of Maryland. The Fund’s shares of common stock are listed on the New York Stock Exchange (NYSE) under the ticker “MGU.”
1. Significant Accounting Policies
The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.
Security Valuation —  The net asset value (NAV) of the Fund’s shares of common stock will be computed based upon the value of the securities and other assets and liabilities held by the Fund. The NAV is determined as of the close of regular trading on the NYSE (normally 4:00pm Eastern Time) on each day the NYSE is open for trading. US debt securities and non-US securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities. Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. US equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the Nasdaq National Market, are valued at the closing bid prices. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.
Federal and Foreign Income Taxes  —  No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current years. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal/state income tax returns through the six months ended May 31, 2022 and for all open federal income tax years (years ended
November 30, 2019–November 30, 2021) and all open state income tax years (years ended
November 30, 2016–November 30, 2021), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the six months ended May 31, 2022, the Fund did not incur any interest or tax penalties.
Cash and Cash Equivalents —  Cash equivalents are funds (proceeds) temporarily invested in original maturities of 90 days or less.
Restricted Cash —  As of May 31, 2022, the Fund did not classify any funds (proceeds) as restricted.
Foreign Currency Transactions  —  Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates —  The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and

Notes to financial statements
Macquarie Global Infrastructure Total Return Fund Inc.
1. Significant Accounting Policies (continued)
expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Distributions to Shareholders —  The Fund intends to distribute to holders of its common shares monthly distributions of all or a portion of its net income and/or realized gains after payment of interest in connection with any leverage used by the Fund. Distributions to shareholders are recorded by the Fund on the ex-dividend date.
The Fund has received approval from the Securities Exchange Commission (SEC) for exemption from Section 19(b) of the 1940 Act, and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains more frequently than otherwise permitted by the 1940 Act, provided that the Fund adheres to the distribution policy that requires the Fund to make level distributions each month to shareholders of common stock after payment of interest on any outstanding borrowings.
Other   —  Expenses directly attributable to the Fund are charged directly to the Fund. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Distributions received from Master Limited Partnerships are recorded as return on capital on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.
2. Investment Advisory and Management Agreement, Affiliated Transactions and Administration Agreements
Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), is also responsible for managing the Fund’s business affairs, overseeing other service providers and providing management services. As compensation for its services to the Fund, and in accordance with the terms of its investment management agreement with the Fund, DMC receives an annual management fee, payable on a quarterly basis, equal to the annual rate of 1.00% of the Fund’s Total Assets (as defined below) up to and including $300 million, 0.90% of the Fund’s Total Assets over $300 million up to and including $500 million, and 0.65% of the Fund’s Total Assets over $500 million. Total Assets of the Fund, for the purpose of this calculation, include the aggregate of the Fund’s average daily net assets plus proceeds from any outstanding borrowings used for leverage. On July 14, 2021, the Board approved the renewal of the Fund’s Advisory Agreement, pursuant to which MIMBT, through its DMC series, serves as the Fund’s investment manager.
The Fund may place a portion of its portfolio transactions with a brokerage firm which is an affiliate of MIMBT. There were no commissions paid to the affiliated firm for the six months ended May 31, 2022.
Computershare Trust Company, N.A. (Computershare) serves as the Fund’s Transfer Agent, dividend-paying agent, and registrar. As compensation for Computershare’s services, the Fund pays Computershare a monthly fee plus certain out-of-pocket expenses.
3. Investments
For the six months ended May 31, 2022, the Fund made purchases and sales of investment securities other than US government securities and short-term investments as follows:
Purchases	$127,597,972
Sales	121,286,662
At May 31, 2022, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes have been estimated since final tax characteristics cannot be determined until fiscal year end. At May 31, 2022, the cost and unrealized appreciation (depreciation) of investments and derivatives for the Fund were as follows:
Cost of investments	$479,054,277
Aggregate unrealized appreciation of investments	$ 70,210,798
Aggregate unrealized depreciation of investments	(26,569,312)
Net unrealized appreciation of investments	$ 43,641,486
US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund's

Notes to financial statements
Macquarie Global Infrastructure Total Return Fund Inc.
3. Investments (continued)
investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:
Level 1  − Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2  − Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3  − Significant unobservable inputs, including the Fund's own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)
Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy as of May 31, 2022:
	Level 1	Level 2	Total
Securities
Assets:
Common Stocks
Australia	$ —	$36,856,037	$ 36,856,037
Brazil	3,414,504	—	3,414,504
Canada	69,832,242	—	69,832,242
China/Hong Kong	9,692,502	—	9,692,502
Denmark	7,320,490	—	7,320,490
France	16,518,934	—	16,518,934
Germany	4,376,298	—	4,376,298
Italy	65,199,771	—	65,199,771
Japan	22,923,367	—	22,923,367
Mexico	12,717,840	—	12,717,840
Netherlands	6,154,545	—	6,154,545
New Zealand	4,845,904	—	4,845,904
Spain	46,983,251	—	46,983,251
United Kingdom	48,749,735	—	48,749,735
United States	163,226,328	—	163,226,328
Master Limited Partnerships	3,884,014	—	3,884,014
Total Value of Securities	$485,839,725	$36,856,037	$522,695,762
During the period ended May 31, 2022, there were no transfers into or out of Level 3 investments. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.
A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Fund's net assets. During the six months ended May 31, 2022, there were no Level 3 investments.

Notes to financial statements
Macquarie Global Infrastructure Total Return Fund Inc.
4. Capital Transactions
	Six months ended	Year ended
	05/31/22	11/30/21
Shares:
Common Shares Outstanding - beginning of year	12,373,293	12,468,293
Common Shares Redeemed	(70,000)	(95,000)
Common Shares Outstanding - end of year	12,303,293	12,373,293
5. Derivatives
US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
During the six months ended May 31, 2022, the Fund entered into foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.
During the six months ended May 31, 2022, the Fund experienced net realized gains or losses attributable to foreign currency holdings, which is disclosed as on the “Statement of operations.”

The table below summarizes the average balance of derivative holdings by the Fund during the six months ended May 31, 2022:
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average notional value)	$886,616	$239,134
6. Leverage
The Fund has entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage International Ltd. (the BNP Paribas Facility or the Agreement), which provides for a committed credit facility to be used as leverage for the Fund. The BNP Paribas Facility provides for secured, committed lines of credit for the Fund, where selected Fund assets are pledged against advances made to the Fund. Under the 1940 Act, the Fund, after any such borrowings, must have asset coverage of at least 300% (33 1/3% of the Fund’s Total Assets after borrowings). Under the current terms, the total amount of loans that may be outstanding at any one time, or the Maximum Commitment Financing (MCF), under the BNP Paribas Facility is $120,000,000 and euro 40,000,000. The Fund may reduce the MCF by a total aggregate amount of up to $20,000,000 upon one business day’s prior notice (no more than one time per calendar month). The Fund pays 0.55% per annum above 3-month LIBOR for the US dollar line and 0.55% above the 3-month EURIBOR for the euro line.
On July 23, 2014, $60,000,000 of the US dollar line was fixed for a five-year period. As of July 26, 2018, the rate was re-negotiated to 2.303% for the remaining term of the five-year period. The Fund paid an arrangement fee of 0.25% on the fixed rate borrowing.
Effective August 26, 2019, $60,000,000 of the US dollar line was fixed and euro 25,000,000 for the euro line for a five-year period. At the end of the five-year period, following business day conventions, the fixed financing will be reduced to zero and the floating rate financing will be increased by the same amount, unless the parties agree in writing to amend or extend the term of the relevant fixed rate periods. The Fund paid an arrangement fee of 0.25% on the fixed rate borrowing.
Effective November 8, 2021, the reference rate changed to the Secured Overnight Financing Rate for the US dollar line and  Euro Short Term Rate for the euro line. As of May 31, 2022, the Fund had $54,900,000 and euro 15,000,000 in leverage outstanding on the variable lines, and $60,000,000 outstanding and euro 25,000,000 on the fixed line. The carrying values of the loan approximate fair values. The daily average amounts outstanding over the period on the variable line was $48,086,813, with an average rate on the borrowing of 0.796%, and euro 15,000,000 with the average rate on borrowing of -0.03%.
The unused amount under the BNP Paribas Facility was $5,100,000 at May 31, 2022. The loan payable is carried at value, and the euro line is adjusted daily for foreign currency translation. At

Notes to financial statements
Macquarie Global Infrastructure Total Return Fund Inc.
6. Leverage (continued)
May 31, 2022, the Fund maintained an asset coverage of 334%, and the market value of the securities pledged as collateral for the BNP Paribas Facility totaled $519,281,259.
7. Soft Dollar Arrangement
DMC maintains commission sharing arrangements with various executing brokers in which a portion of total commissions paid by the Fund is allocated to a pool of “credits” maintained by a broker. These credits may be used to pay for a portion of DMC’s permitted investment research services.
8. Compensation of Directors
Effective January 1, 2020, the Chair of the Board of Directors receives an annual retainer of $58,750, paid quarterly, for his services to the Fund, and each other non-interested Director of the Fund received an annual retainer of $50,000, paid quarterly, for his or her services to the Fund. Non-interested Directors and the Chairman also receive an additional $2,500 for each meeting attended, and $1,500 for each telephonic meeting. Additional out-of-pocket expenses are paid as incurred.
9. Credit and Market Risk
Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the Fund’s performance.
Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate.
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.
11. Share Repurchase Program
The Board approved the share repurchase program on January 20, 2021. On January 26, 2021, the Fund announced the adoption of an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, up to 10% of its common shares in open-market transactions, at the discretion of management in an effort to reduce the Fund’s market price discount to net asset value. Subject to the 10% limitation, the timing and amount of repurchases will be in the discretion of the Fund’s management. In exercising their discretion, management will take into account various other factors, including, but not limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments, and whether the sale of certain portfolio securities would be undesirable because of liquidity concerns or because the sale might subject the Fund to adverse tax consequences. Any repurchases would be made on a national securities exchange at the prevailing market price, subject to exchange requirements, federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or borrowing of the Fund.
The Fund intends to repurchase its common shares, at such times and in such amounts as is deemed advisable and in accordance with applicable law, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s shares by the issuer.

Notes to financial statements
Macquarie Global Infrastructure Total Return Fund Inc.
11. Share Repurchase Program (continued)
For the period ended May 31, 2022 the Fund repurchased 165,000 common shares at an average price of $23.70 per share (including brokerage commissions) and at a weighted average discount of 12.21%. These repurchases had a total cost of $1,736,818 (including brokerage commissions).
12. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to May 31, 2022, that would require recognition or disclosure in the Fund’s financial statements.

Additional information (Unaudited)
Macquarie Global Infrastructure Total Return Fund Inc.
Dividend Reinvestment Plan
Unless a stockholder of the Fund (Stockholder) elects to receive cash distributions, all dividends, including any capital gain dividends, on the Stockholder’s Common Shares will be automatically reinvested by the Plan Agent, Computershare, in additional Common Shares under the Dividend Reinvestment Plan. If a Stockholder elects to receive cash distributions, the Stockholder will receive all distributions in cash paid by check mailed directly to the Stockholder by Computershare, as dividend paying agent.
If a Stockholder decides to participate in the Plan, the number of Common Shares the Stockholder will receive will be determined as follows:
• If Common Shares are trading at or above Net Asset Value (NAV) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
• If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
A Stockholder may withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If a Stockholder withdraws or the Plan is terminated, the Stockholder will receive a certificate for each whole share in its account under the Plan and the Stockholder will receive a cash payment for any fraction of a share in its account. If the Stockholder wishes, the Plan Agent will sell the Stockholder’s shares and send the proceeds, minus brokerage commissions, if any, to the Stockholder.
The Plan Agent maintains all Stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information a Stockholder may need for tax records. Common Shares in an account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy a Stockholder receives will include all Common Shares received under the Plan.
There is no brokerage charge for reinvestment of a Stockholder’s dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Additional information (Unaudited)
Macquarie Global Infrastructure Total Return Fund Inc.
Automatically reinvesting dividends and distributions does not mean that a Stockholder does not have to pay income taxes due upon receiving dividends and distributions.
Dividend Reinvestment Plan (continued)
If a Stockholder holds Common Shares with a brokerage firm that does not participate in the Plan, the Stockholder will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Stockholders should consult their financial adviser for more information.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Directors the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare, PO Box 505000, Louisville, KY 40233 or Computershare, 462 South 4th Street, Louisville, KY 40202 (for overnight courier), 866 587-4518.
Fund Proxy Voting Policies and Procedures
Policies and procedures used in determining how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without a charge, upon request, by contacting the Fund at 866 587-4518 or on the Fund’s website at macquarieim.com/mgu and on the Securities Exchange Commission (SEC)’s website at sec.gov.
Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 866 587-4518; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at macquarieim.com/mgu.
Notice
Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Decision to opt into Maryland Control Share Acquisition Act
On May 3, 2022, the Fund announced that the Fund’s Board has unanimously approved the Fund’s election to be subject to the Maryland Control Share Acquisition Act (MCSAA), effective as of April 27, 2022. The objective of the MCSAA is to protect the interests of all shareholders of a Maryland corporation. It achieves this by limiting the voting power of a large investor or group acting in concert on newly acquired shares above various threshold levels that start at 10%. Those shares can be voted only if two-thirds of the shares held by the other shareholders agree to grant voting rights to these “control” shares.
Application of the MCSAA seeks to limit the ability of an acquiring person to achieve a short-term gain at the expense of long-term value for the rest of the Fund’s shareholders. The MCSAA will only apply to “control shares” acquired after April 27, 2022, the date that the Fund elected to be subject to the MCSAA. The above description of the MCSAA is only a high-level summary and investors should refer to the actual provisions of the MCSAA for more information.
Section 19(a) Notices
The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the 1940 Act, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain, and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.
The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Additional information (Unaudited)
Macquarie Global Infrastructure Total Return Fund Inc.
Total Cumulative Distributions for the six months ended May 31, 2022
Net Investment Income	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital	Total Per Common Share
$0.3559	$0.2322	$0.2039	$—	$0.7920
Percentage Breakdown of the Total Cumulative Distributions for the six months ended May 31, 2022
Net Investment Income	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital	Total Per Common Share
44.94%	29.32%	25.74%	0.00%	100.00%
The Fund’s distribution policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of assets and liabilities, which comprises part of the financial information included in this report.
Proxy results
The Fund held its Annual Meeting of Stockholders (the “Annual Meeting”) on July 14, 2021. At the Annual Meeting, the Fund’s stockholders elected one Director. The results of the voting at the meeting were as follows:
Nominee	Shares voted for	Shares against/withheld
Gordon A. Baird	10,392,162.000	850,257.000

The Fund's Investment Objective, Principal Investment Strategies and Risks
What is the Fund's investment objective?
The Fund's investment objective is to provide to its common stockholders a high level of total return consisting of dividends and other income, and capital appreciation.
What are the Fund’s principal investment strategies?
The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its Total Assets (as defined below) in equity and equity-like securities and instruments, such as common stocks, preferred stocks, convertible securities and hybrid securities issued by US and non-US issuers (Infrastructure Issuers) that primarily own or operate Infrastructure Assets (as defined below) (the 80% policy). “Total Assets” of the Fund, for the purpose of this calculation, include the aggregate of the Fund’s average daily net assets plus proceeds from any outstanding borrowings used for leverage. The 80% policy is non-fundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days' notice prior to any such change. “Infrastructure Assets” are an underlying foundation of basic services, facilities and institutions upon which the growth and development of a community depends. Infrastructure Assets may provide the necessities of everyday life, such as fresh water, roads, airports, utilities, power, steam heating systems, hospitals, schools and other social services. Infrastructure Assets provide the transportation corridors and facilities, communications networks, energy distribution systems and pipelines, and institutions that are fundamental to the health of an economy. Infrastructure Issuers include both publicly traded and privately held non-governmental entities. These entities may issue debt or equity securities. Although the Infrastructure Issuers in which the Fund will invest will be non-governmental issuers, governmental units and government-related entities may hold securities issued by such non-governmental Infrastructure Issuers, at times to a significant extent.
The Manager seeks to identify and select investments in Infrastructure Issuers that, over the long term, are anticipated to produce attractive dividend yield, and capital appreciation commensurate with the underlying risk of the investment. The Manager analyzes Infrastructure Issuers through detailed analysis of long-term fundamentals to determine the quality of their assets. The Manager believes that analysis of an Infrastructure Issuer’s underlying assets is key to determine the long-term quality of the Infrastructure Issuer’s potential revenue and income streams. The Manager believes investments made on the basis of a systematic, fundamentals-based approach identifying long-term potential value in Infrastructure Issuers should outperform investments made on the basis of short-term market factors.  The Fund may invest in securities and instruments of Infrastructure Issuers that are forecast to decline in value due to the nature of the assets of the Infrastructure Issuer under circumstances where such decline is anticipated to be offset by positive overall total return.
Certain members of the Macquarie Group (other than the Manager), primarily those involved in the Macquarie Group’s infrastructure funds management and infrastructure advisory divisions, focus on identifying investment opportunities in securities of Infrastructure Issuers that are neither listed on an exchange nor traded over-the-counter. Generally, these opportunities are not appropriate for the Fund due to the investment size and the significant level of control sought.

Additional information (Unaudited)
Macquarie Global Infrastructure Total Return Fund Inc.
Periodically, however, opportunities may be identified that meet the Fund’s investment objective, policies and guidelines and the Manager may be presented with the opportunity to invest the assets of the Fund in such opportunities. The Manager may, if in accordance with the 1940 Act and the Fund’s investment objective, guidelines and policies, cause the Fund to make such investment. The Manager anticipates that the majority, and possibly all, of the Fund’s opportunities to invest the assets of the Fund in such securities will be presented to the Manager through such other members of the Macquarie Group. No agreement exists between any member of the Macquarie Group and the Fund with respect to presenting such opportunities and no assurances can be given that any such opportunities will be presented to the Manager or, if presented, will be deemed to be a suitable investment for the Fund or will be permitted under the 1940 Act. No other member of the Macquarie Group will render investment advice to the Fund.
Up to 100% of the Fund’s Total Assets may be composed of securities issued by Infrastructure Issuers primarily located outside the United States. Such Infrastructure Issuers are non-US issuers and, although primarily located outside the United States, may own or operate Infrastructure Assets located in the United States. Such securities generally will be denominated in currencies other than the US dollar. The Fund may also purchase sponsored American Depository Receipts (ADRs) or US dollar-denominated securities of non-US Infrastructure Issuers. ADRs are receipts issued by United States banks or trust companies in respect of securities of non-US issuers held on deposit for use in the United States securities markets.
The Fund normally invests at least 85% of its Total Assets in securities and instruments of issuers that are listed on national or regional exchanges, or traded over-the-counter, with most issuers expected to be listed on a national or regional exchange. Under normal market conditions, the Fund may invest up to 15% of its Total Assets in unlisted securities or instruments of Infrastructure Issuers, although this is not a primary focus of the Fund.  These unlisted securities or instruments may include equity, hybrid, convertible preferred instruments and debt instruments.
The Fund also applies the following guidelines to its investments at the time of investment: (i) no more than 5% of the Fund’s Total Assets may be invested in securities or instruments issued by any single Infrastructure Issuer; (ii) no more than 10% of the Fund’s Total Assets may be invested in securities or instruments issued by Infrastructure Issuers primarily located in any one non-Organization for Economic Cooperation and Development (OECD) country; (iii) no more than 30% of the Fund’s Total Assets may be invested in securities or instruments issued by Infrastructure Issuers primarily located in non-OECD countries; and (iv) no more than 30% of the Fund’s Total Assets may be invested in securities or instruments issued by Infrastructure Issuers primarily located in any one country that is a part of the OECD, except that the Fund may invest up to 50% of the Fund’s Total Assets in Infrastructure Issuers primarily located in the United States.
The hybrid securities in which the Fund may invest include stapled securities and various income trust units, including securities and instruments under which the issuers’ obligations to pay distributions on the securities and instruments may be linked to profits. Stapled securities typically consist of two or more related securities that are “stapled” together to trade as one unit. Income trusts are generally designed to distribute, in a tax-efficient manner, cash flows from an operating company to the holders of the trust units. Income fund units, stapled securities and other “hybrid” securities will be treated as equity securities for the purposes of the Fund’s investment strategies.
The Fund may invest, under normal market conditions, up to 20% of its Total Assets in instruments that are not required to be issued by Infrastructure Issuers and debt securities, including bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, Eurodollar and Yankee dollar instruments, and money market instruments. Debt securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate. There is no minimum credit rating for the securities and instruments in which the Fund may invest. The Fund may invest up to 20% of its Total Assets in debt securities or instruments rated non-investment grade by recognized statistical rating agencies or unrated securities of comparable quality.
The Fund may invest, to the extent permitted by law, in securities and instruments of other open- or closed-end US or non-US investment companies that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Total Assets in US or non-US pooled investment vehicles (other than investment companies) that invest primarily in securities, or the assets underlying those securities, of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or pooled investment vehicles either during periods when it has large amount of uninvested cash, such as the period shortly after the Fund receives the proceeds of leverage instruments, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest directly available in the market.
The Fund may, but is not obligated to, use a variety of financial instruments and investment techniques to attempt to hedge certain risks to which it will be subject. The instruments and techniques in which the Fund may invest include options, forward contracts, futures contracts, and swap agreements. The Fund does not intend to enter into short sales other than short sales “against the box,” which are transactions in which the seller already owns the security being sold short.  Examples of financial instruments in which the Fund may invest include options on securities, currencies and indexes; interest rate futures contracts, index futures contracts and foreign currency futures contracts; the Fund may purchase and write call and put futures options; the Fund may enter into swap agreements and related caps, floors and collars; and the Fund may invest in warrants.
The Fund may enter into forward contracts, including forward currency contracts, in an effort to hedge the Fund’s exposure to investments in non-US currencies. Similarly, the Fund may use interest rate futures contracts, index futures contracts and foreign currency futures contracts, and may purchase and sell options on futures. A conventional futures contract is an agreement under which one party agrees to accept, and the other party agrees to make, delivery of the underlying asset to which the futures contract relates at a specified future time and at a specified price.
The Fund may enter into swap transactions with respect to income streams on an underlying investment, currency exchange rates, indices, and interest rates.

Additional information (Unaudited)
Macquarie Global Infrastructure Total Return Fund Inc.
Though not a significant component of its investment strategy, the Fund may use certain financial instruments and investment techniques, such as writing covered calls, to increase its income or total return.
The Fund does not normally use any derivative financial instruments or investment techniques for purely speculative purposes. The Manager, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and, as a result, is not subject to registration or regulation as a CPO under the CEA.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
As temporary investments, the Fund may invest in repurchase agreements.
Although it is not the Fund’s current intention, the Fund may lend its portfolio securities to broker-dealers and banks.
The Fund may not use leverage at all times and the amount of leverage may vary depending upon a number of factors, including the Manager’s outlook for the market and the costs that the Fund would incur as a result of such leverage. The Fund will not issue leverage instruments with an aggregate issue price exceeding 33 1/3% (in the case of debt) or 50% (in the case of preferred stock) of the Fund’s Total Assets (including the proceeds from the issuance of leverage instruments) in each case at the time such leverage instruments  are issued. Following the issuance of leverage instruments, however, the balance of outstanding leverage instruments  may exceed 33 1/3% or 50% (as applicable) of the Fund’s Total Assets due to a reduction in the value of the Fund’s Total Assets, subject to restrictions on leverage imposed by the 1940 Act.
The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. This borrowing will be subject to the 33 1/3% limitation described above.
During periods in which the Manager determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so, the Fund may deviate from its principal investment strategies or any of the guidelines set out above and invest all or any portion of its assets in securities with remaining maturities of less than one year, cash or cash equivalents. The Manager’s determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent. In such a case, the value of shares of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objective.

What are the principal risks of investing in the Fund?
Investing in any closed-end fund, such as the Fund, involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:
Active management and selection risk — The risk that the securities selected for the Fund by the Manager will underperform the markets, the relevant indices, or the securities selected for other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.
Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as infrastructure) will decline because of changing expectations for the performance of that industry or sector.
Infrastructure risk —  Infrastructure Issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Some of the specific risks that Infrastructure Issuers may be particularly affected by, or subject to, include the following: regulatory risk, technology risk, regional or geographic risk, natural disasters risk, through-put risk, project risk, strategic asset risk, operation risk, customer risk, interest rate risk, inflation risk and financing risk. Other factors that may affect the operations of Infrastructure Issuers include difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets. In addition, the change in presidential administration could significantly impact the regulation of United States financial markets and dramatically alter existing trade, tax, energy and infrastructure policies, among others. It is not possible to predict what, if any, changes will be made or their potential effect on the economy, securities markets, or financial stability of the United States, or on the energy, natural resources, infrastructure and other markets.
Foreign risk and emerging markets risk — The risk that international investing (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; the imposition of economic or trade sanctions; or inadequate or different regulatory and accounting standards. The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Additional information (Unaudited)
Macquarie Global Infrastructure Total Return Fund Inc.
Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.
Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.
Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner. For a further discussion of credit and market risks, see Note 11 in “Notes to financial statements.”
Equity risk — The risk that stocks and other equity securities generally fluctuate in value more than bonds. Also the risk that an issuer does not realize sufficient income in a particular period both to service its liabilities and to pay dividends on its equity securities and may forgo paying dividends on its equity securities.
Preferred securities risk — The risk that the value of preferred securities may be impacted by an issuer’s inability to make interest payments and/or repay principal in a timely manner, skipped or deferred dividend payments, early redemption, limited voting rights, risks of subordination, or a lack of liquidity.
Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.  Infrastructure Assets can be highly leveraged. As such, movements in the level of interest rates may affect the returns from these assets more significantly than other assets in some instances.
Prepayment risk — The risk that the principal on a bond that is held by the Fund will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. The Fund may then have to reinvest that money at a lower interest rate.
Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated.  When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Leveraging risk — The risk that certain Fund transactions using leveraging techniques may give rise to leverage, causing the  Fund to be more volatile than if it had not been leveraged, which may result in increased losses to the Fund. Leveraging techniques, such as borrowing, will pose certain risks for the Fund's common shareholders, including the possibility of higher volatility of both the NAV and market value of the Fund's shares. There can be no assurance that the Fund would be able to realize a higher net return on its investment portfolio than the then current interest rate payable under the BNP Paribas Agreement. In such event, the Fund's leveraged capital structure would result in a lower yield to the Fund's common shareholders than if the Fund were not leveraged. Accordingly, the effect of leverage in a declining market is likely to be a greater decline in the Fund's NAV per share than if the Fund were not leveraged, which may be reflected in a greater decline in the market price of its shares.
Liquidity risk — Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which the Fund has valued them.
Geographic focus risk — The risk that local political and economic conditions could adversely affect the performance of the Fund to the extent it invests a substantial amount of assets in securities of issuers located in a single country or a limited number of countries.
Investment companies risk — The risks of investing in other investment companies typically reflect the risks of the types of instruments in which the investment company invests. The Fund will bear its proportionate share of the fees and expenses of an investment in an investment company. As a result, the Fund’s expenses may be higher and performance may be lower.
Inflation risk — Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. In addition, during any periods of rising inflation, interest and dividend rates of any leverage instruments a fund may have issued would likely increase, which would tend to further reduce returns to shareholders.
High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.
Hybrid securities risk — The Fund may invest in preferred stock and hybrid securities, which may have special risks. Preferred and hybrid securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. Some preferred and hybrid securities are noncumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the Fund’s assets may include investments in noncumulative preferred or hybrid securities, under which the issuer does not have an obligation to make up any arrears to its investors. Preferred and hybrid securities may be substantially less liquid than many other securities, such as common stocks or US government securities. Generally, preferred and hybrid security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been

Additional information (Unaudited)
Macquarie Global Infrastructure Total Return Fund Inc.
in arrears for a specified number of periods, at which time the security holders generally may select a number of directors to the issuer’s board. Generally, once all the arrears have been paid, the security holders no longer have voting rights. In certain varying circumstances, an issuer of preferred or hybrid securities may redeem the securities prior to a specified date. For instance, for certain types of preferred or hybrid securities, a redemption may be triggered by a change in federal income tax or securities laws. A redemption by the issuer may negatively impact the return of the security held by the Fund.
Performance risk —  Performance risk broadly refers to the potential for changes in share prices to result in a loss in the value of your investment in the Fund. The Fund primarily invests in companies that are listed on a share market and as a result is exposed to movements in their share prices.
Natural disaster and epidemic risk —  Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
IBOR risk — The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Directors and officers
May 31, 2022 (Unaudited)
Certain biographical and other information relating to the Directors and Executive Officers of the Fund is set out below, including their year of birth, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Manager (DMC-Affiliated Advised Funds) and other public company directorships.
Name, Birth Year and Address[1] of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of DMC-Affiliated Advised Funds Overseen	Other Public Company Directorships

Biographical Information of the Non-Interested Directors of the Fund
Gordon A. Baird* Birth Year: 1968	Class I Director	Since July 2005	Mr. Baird is the President and Chief Executive Officer of Nexos Technologies Inc. from 2019 to present. Mr. Baird is also a Partner for Orbit Financial Holdings LP from July 2017 to present. Mr. Baird is also the founder and Managing Partner of G. A. Baird Partners & Co from 2015 to present. Mr. Baird was the Chief Executive Officer of Independence Bancshares, Inc. from 2013 to 2015 and an Operating Advisor to Thomas H. Lee Partners L.P. in 2011 and 2012. From 2003 to 2011, Mr. Baird was Chief Executive Officer of Paramax Capital Partners LLC. Prior to 2003, Mr. Baird was a Director at Citigroup Global Markets, Inc., an investment analyst at State Street Bank and Trust Company and real estate analyst at John Hancock Real Estate Finance Inc.	1	None

Directors and officers
Name, Birth Year and Address[1] of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of DMC-Affiliated Advised Funds Overseen	Other Public Company Directorships
Thomas W. Hunersen* Birth Year: 1958	Class II Director	Since July 2005	Mr. Hunersen is the Principal of CKW Ventures LLC (since 2013). Prior to 2013, Executive Vice President/Global Head of Energy & Utilities, National Australia Bank Limited, New York, NY; Group Executive, Corporate & Institutional Recovery, Irish Bank Resolution Corporation, Dublin, Ireland; Group Executive, Bank of Ireland, Greenwich, CT; Chief Executive Officer, Slingshot GT Incorporated, Boston, MA; Assistant Vice President, Mellon Bank Corporation, Pittsburgh, PA.	1	None
Chris LaVictorie Mahai* Birth Year: 1955	Class III Director	Since July 2005	Ms. Mahai is Managing Partner of clavm, LLC, a cross-industry strategic consultancy. She served as President of Aveus, a division of Medecision and Executive Vice President of Medecision, Inc. from May 2018 to December 2021. Prior to that she was Founder, Owner and Managing Partner of Aveus LLC from 1999 to May 2018.	1	None

Name, Birth Year and Address[1] of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of DMC-Affiliated Advised Funds Overseen	Other Public Company Directorships

Biographical Information of the Interested Directors of the Fund
John C. Leonard Birth Year: 1960	Class III Director	Since February 2020	Mr. Leonard has been Executive Director and Global Head of Equities of Macquarie Asset Management since March 2017. Previously, he was Head of Equities and Group Managing Director of UBS Asset Management from 2008 to 2016.	1	None

Directors and officers
Name, Birth Year and Address[1] of Officer	Position(s) Held with Fund(s)	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years

Biographical Information of the Officers of the Fund
John C. Leonard Birth Year: 1960	Chief Executive Officer and President	Since February 2020	Mr. Leonard has been Executive Director and Global Head of Equities of Macquarie Asset Management since March 2017. Previously, he was Head of Equities and Group Managing Director of UBS Asset Management from 2008 to 2016.
William Speacht Birth Year: 1970	Chief Compliance Officer	Since April 2021	Mr. Speacht is a Managing Director, US Compliance for Macquarie Asset Management. He has served in various capacities at different times at Macquarie Asset Management since rejoining in 2016. He rejoined Macquarie Asset Management in September 2016 from Aberdeen Asset Management. Previously, he served in various capacities at different times at Macquarie Asset Management from 1997 to 2006.

Name, Birth Year and Address[1] of Officer	Position(s) Held with Fund(s)	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years
Emilia P. Wang, Esq. Birth Year: 1974	Chief Legal Officer and Secretary	Since April 2021	Ms. Wang is a Managing Director, Legal for Macquarie Asset Management. She has served in various capacities at different times in the legal department at Macquarie Asset Management since 2007.
Daniel V. Geatens[4] Birth Year: 1972	Chief Financial Officer and Treasurer	Since November 2017	Mr. Geatens is Managing Director, Head of US Fund Administration for Macquarie Asset Management. Mr. Geatens has served in various capacities at different times at Macquarie Asset Management since 1997.
1Each Director may be contacted by writing to the Director c/o Macquarie Global Infrastructure Total Return Fund Inc., 125 West 55th Street Level 9, New York, NY 10019.
2Each Director’s term of office extends until the next stockholder meeting for the purpose of electing Directors in the relevant class and until the election and qualification of a successor, or until such Director dies, resigns or is removed as provided in the governing documents of the Fund.
* Member of Audit Committee
3Each officer serves an indefinite term.
4Mr. Geatens also serves as the Chief Financial Officer for the Optimum Fund Trust and Treasurer for the Delaware Funds by Macquarie®, which share the same investment manager.

Privacy practices notice
We are committed to protecting the privacy of our potential, current, and former customers. To provide the products and services you request, we must collect personal information about you. We do not sell your personal information to third parties. We collect your personal information and share it with third parties as necessary to provide you with the products or services you request and to administer your business with us. This notice describes our current privacy practices. While your relationship with us continues, we will update and send our privacy practices notice as required by law. We are committed to continuing to protect your personal information even after that relationship ends. You do not need to take any action because of this notice.
Information we may collect
and use
We collect personal information about you to help us identify you as our potential, current, or former customer; to process your requests and transactions; to offer investment services to you; or to tell you about our products or services we believe you may want to use. The type of personal information we collect depends on the products or services you request and may include the following:
•  Information from you: When you submit your application or other forms or request information on our products (online or otherwise), you give us information such as your name, address, Social Security number, your financial account information, and your financial history.
•  Information about your transactions: We keep information about your transactions with us, such as the products you buy from us; the amount you paid for those products; your investment activity; and your account balances.
• Information from your employer: In connection with administering your retirement plan, we may obtain information about you from your employer.
• Information received from third parties: In order to verify your identity or to prevent fraud, we may obtain information about you from third parties.
How we use your personal information
We do not disclose nonpublic personal information about our potential, current, and former customers unless allowed or required by law. We may share your personal information within our companies and with certain service providers. They use this information to process transactions you have requested; provide customer service; and inform you of products or services we offer that you may find useful. Our service providers may or may not be affiliated with us. They include financial service providers (for example, third-party administrators; broker/dealers; and other financial services companies with whom we have joint marketing agreements). Our service providers also include nonfinancial companies and individuals (for example, consultants; information services vendors; and companies that perform mailing or marketing services on our behalf). Information obtained from a report prepared by a service provider may be kept by the service provider and shared with other persons; however, we require our service providers to protect your personal information and to use or disclose it only for the work they are performing for us, or as permitted by law.

i
        This page is not part of the semiannual report.

We also may provide information to regulatory authorities, law enforcement officials, and others to prevent fraud or when we believe in good faith that the law requires disclosure. In the event of a sale of all or part of our businesses, we may share customer information as part of the sale. We do not sell or share your information with outside marketers who may want to offer you their own products and services.
Security of information
Keeping your information safe is one of our most important responsibilities. We maintain physical, electronic, and procedural safeguards to protect your information. Our employees are authorized to access your information only when they need it to provide you with products and services or to maintain your accounts. Employees who have access to your personal information are required to keep it strictly confidential. We provide training to our employees about the importance of protecting the privacy of your information.
Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM, through its entities, operates as a full-service asset manager offering a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products.
Other than Macquarie Bank Limited ABN 46 008 583 542 ("Macquarie Bank"), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.
This privacy practices notice is being provided on behalf of the following:
Central Park Advisers, LLC
Central Park Fund Administration, LLC
Central Park Group Activist Fund, LLC
Central Park Group AlpInvest Co-Investment Fund VII, LLC
Central Park Group Carlyle Equity Opportunity Fund II, LLC
Central Park Group Carlyle Equity Opportunity Fund, LLC
Central Park Group Carlyle Fund, LLC
Central Park Group Global Private Equity Fund, LLC
Central Park Group KKR Americas Fund XII, LLC
Central Park Group Lighthouse Global
Long/Short Fund, LLC
Central Park Group Manager Alliance Fund II, LLC
Central Park Group Manager Alliance Fund, LLC
Central Park Group Real Estate Opportunity Fund, LLC
Central Park Group WP Energy, LLC
Central Park Group WP Global Growth, LLC
Central Park Group WP Private Equity XI, LLC
Central Park Group WP Private Equity XII, LLC
Central Park Group, LLC
CPG Brookfield Opportunistic Real Estate, LLC
CPG Carlyle Commitments Fund, LLC
CPG Carlyle Commitments Master Fund, LLC
CPG Cooper Square International Equity, LLC
CPG Focused Access Fund, LLC
CPG Vintage Access Fund II, LLC
CPG Vintage Access Fund III, LLC
    This page is not part of the semiannual report.    ii

Privacy practices notice
CPG Vintage Access Fund IV, LLC
CPG Vintage Access Fund V, LLC
CPG Vintage Access Fund, LLC
Delaware Capital Management
Delaware Capital Management Advisers, Inc.
Delaware Distributors, Inc.
Delaware Distributors, L.P.
Delaware Funds by Macquarie
Delaware Enhanced Global Dividend
and Income Fund
Delaware Group® Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term
Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Fund
Delaware Investments Dividend and
Income Fund, Inc.
Delaware Investments National Municipal Income Fund
Delaware Ivy High Income Opportunities Fund
Delaware Pooled® Trust
Delaware VIP® Trust
InvestEd Portfolios
Ivy Funds
Ivy Variable Insurance Portfolios
Voyageur Insured Funds
Voyageur Intermediate Tax Free Funds
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
Delaware Investments Advisers Partner, Inc.
Delaware Investments Distribution Partner, Inc.
Delaware Investments Fund Advisers
Delaware Investments Fund Services Company
Delaware Investments Management
Company, LLC
Delaware Management Company
Delaware Management Trust Company
Delaware Service Company, Inc.
Ivy Distributors, Inc.
Ivy Investment Management Company
Macquarie Alternative Strategies
Macquarie Asset Advisers
Macquarie International Small Cap Equity
Fund, LLC
Macquarie Emerging Markets Small Cap
Fund, LLC
Macquarie Emerging Markets Debt Select Opportunities Fund, Ltd.
Macquarie Emerging Markets Debt Select Opportunities Master Fund, Ltd.
Macquarie Emerging Markets Debt Select Opportunities Fund, LLC
Macquarie Funds Management Hong
Kong Limited
Macquarie Global Infrastructure Total Return Fund Inc.
Macquarie Investment Management Advisers
Macquarie Investment Management Austria Kapitalanlage AG
Macquarie Investment Management
Business Trust
Macquarie Investment Management
Europe Limited
Macquarie Investment Management Europe S.A.
Macquarie Investment Management General Partner, Inc.
Macquarie Investment Management
Global Limited
Macquarie Multi-Cap Growth Fund, LP
Macquarie Real Estate Absolute Return
Partners, Inc.
Macquarie Total Return Fund Inc.
Optimum Fund Trust
Revised May 2022

iii
        This page is not part of the semiannual report.

Contact information
866 587-4518
Macquarie Global Infrastructure
Total Return Fund Inc.
125 West 55th Street
New York, NY 10019
macquarieim.com/mgu
(2260733)
SA-MGU-722
iv
        This page is not part of the semiannual report.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (12/1/2021- 12/31/2021)	0	-	0	12,373,293
Month #2 (1/1/2022- 1/31/2022)	0	-	0	12,373,293
Month #3 (2/1/2022- 2/28/2022)	0	-	0	12,373,293
Month #4 (3/1/2022- 3/31/2022)	20,000	$23.89	0	12,353,293
Month #5 (4/1/2022- 4/30/2022)	20,000	$25.23	0	12,333,293
Month #6 (5/1/2022- 5/31/2022)	30,000	$25.24	0	12,303,293
Total	70,000	$24.66	0	12,303,293

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated January 6, 2009, the 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 13(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Macquarie Global Infrastructure Total Return Fund Inc.

By (Signature and Title)*	/s/ John C. Leonard
John C. Leonard
Chief Executive Officer/Principal Executive Officer

Date	August 5, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John C. Leonard
John C. Leonard
Chief Executive Officer/Principal Executive Officer

Date	August 5, 2022

By (Signature and Title)*	/s/ Daniel V. Geatens
Daniel V. Geatens
Treasurer, Chief Financial Officer/Principal Financial Officer

Date	August 5, 2022

* Print the name and title of each signing officer under his or her signature.